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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2005

                             MIV THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    000-30453                       n/a
----------------------------    ------------------         ---------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


     1-8765 Ash St. Vancouver, B.C.
                 Canada                                    V6P 6T3
-------------------------------------------    ---------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code 604) 301-9545


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM     1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
         2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

On March 14, 2005 MIV Therapeutics, Inc. ("MIVT") completed an Acquisition Agreeement ("Agreement") with SHIMOCO LLC. (the "Vendor") and SAGA X, Inc. The Vendor is a company with an address at 16 Haim Hazaz Street, Tel Aviv, 69407, Israel. SAGA X is a Delaware corporation with an address at 57 Hapoel Street, Herzlyia Pituach, Israel, 46600.

Dr. Dov Shimon is the sole owner and director of SHIMOCO LLC and was the founder and has been Chief Executive Officer of Saga X, Inc. since 2002. In August 2004, Dr. Dov Shimon was hired as a consultant and named Chief Medical Officer of MIVT.

The following is not a complete review of the Agreement. For a complete understanding of the provisions of the Agreement, please see the Agreement, attached here as Exhibit 10.1.

PURCHASE AND SALE OF ASSETS

In the Agreement, the parties agree that MIVT will purchase 100% of the total issued and outstanding shares of SAGA X, Inc. for the consideration of 4,200,000 restricted common shares in the capital stock of MIVT. Those shares will be subject to Rule 144 of the SECURITIES ACT of 1933.

Under the Agreement, MIVT agrees to purchase from the Vendor, 100% of the issued and outstanding shares of SAGA X, Inc. The purchase by MIVT includes all of the assets of SAGA X, Inc.'s business of every kind and description wherever situate, including the following:

Saga X, Inc. assets, which were purchased by MIVT consist of one patent covering the concept of a stent-based filter for capture of arterial emboli. The claims contain acute and chronic deployment as well as three different modalities for the stent configuration. Saga X has called this device an "Aortic Embolic Protection Device" or "AEPD".

The Saga X asset does not exceed 10% of the total assets of MIVT and its consolidated subsidiaries and the business is not significant. Along with the contribution of the assets to MIVT's intellectual property assets, Saga X will perform research and patent development functions for MIVT.

(a) all patents and patent applications and other industrial or intellectual property;

(b) all inventories;

(c) the accounts receivable, trade accounts noted receivable and other debts owing;

(d) the benefit of all unfilled orders and all other contracts, engagements or commitments, whether written or oral, to which the Vendor is entitled in connection with SAGA X, Inc., and in particular all right, title and interest of the Vendor in, to and under existing material agreements and contracts;

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(e) the prepaid expenses of SAGA X, Inc.; and,

(f) the goodwill of SAGA X, Inc. and the right of MIVT to represent itself as carrying on SAGA X, Inc.'s business in continuation of and in succession to the Vendor and the right to use the name "SagaX Inc." or any variation thereof as part of or in connection with SAGA X, Inc.'s business.

MIVT agrees to issue 2,000,000 restricted common shares of MIVT to SHIMOCO, LLC. within 30 days of the effective date of the Agreement, an additional 1,100,000 restricted common shares upon successful completion of large animal trials, and a final 1,100,000 restricted common shares on CE Mark approval relating to the Company's products, for an aggregate of 4,200,000 restricted common shares.

If MIVT's management decides to abandon SAGA X's neuro-vascular embolic stent filter medical device project; or if MIVT is placed into receivership; or if MIVT fails to fund SAGA X with at least $150,000 worth of cash or stock, in any six month period, then the SHIMOCO, LLC., or its nominee, may repurchase SAGA X, including all of its intellectual property, in exchange for the return of all of MIVT's common shares issued for the purchase of SAGA X up until such time and a cash payment equal to 125% of all cash advanced to the SAGA X by MIVT The right to repurchase the Company expires one year after the effective date of the Agreement.

MIVT will finance SAGA X using commercially best efforts up to the amount of US$730,290 for the period of January - December 2005.

MIVT also will pay US$145,000 to SHIMOCO, LLC. for debt reduction, of which US$80,000 will be paid in cash with the balance to be paid in common stock at US$0.25 per share.

SAGA X, Inc. will provide MIVT with a detailed budget acceptable to the CFO of MIVT and SAGA X, Inc. will adhere to the use of proceeds contained in the budget, unless amended in writing with the agreement of MIVT.

The funds paid to SHIMOCO, LLC. pursuant to the Agreement came from the working capital of MIV Therapeutics.

REPRESENTATIONS AND WARRANTIES OF THE VENDOR

In the Agreement, SHIMOCO, LLC. made representations and warranties to MIVT, including that it has the capacity and authority to sell, the sale will not cause defaults, the accuracy and status of the books and records, the absence of pending litigation, the conformity of SAGA X, Inc.'s business with all laws, the disclosure of forward commitments, the absence of employees, the disclosure of material contracts and the accuracy of representations.

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COVENANTS OF THE VENDOR

SHIMOCO, LLC. also made covenants to MIVT concerning the determination of net book values as of the day immediately preceding the closing, the conduct of the business until the closing, the granting of access to MIVT and that it will indemnify and hold harmless MIVT from any and all liabilities, existing at closing and which are not agreed to be assumed by MIVT under this Agreement; damage from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of SHIMOCO, LLC. under this Agreement and any and all actions, claims, assessments, judgments, costs and legal and other expenses flowing from any of the foregoing.

REPRESENTATIONS AND WARRANTIES OF MIV THERAPEUTICS, INC.

In the Agreement, MIVT made representations and warranties to SHIMOCO, LLC, including that it is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and has the power, capacity and authority to enter into and carry out this Agreement.

APPLICABLE LAW

The Agreement will be governed by and interpreted in accordance with the laws of British Columbia, Canada, and the parties agree to attorn to the jurisdiction of the Supreme Court of British Columbia.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

10.1     Acquisition Agreement




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IV THERAPEUTICS, INC.



                                                  M
                                                  By:  /s/ Patrick McGowan
                                                       -------------------------
                                                       Patrick McGowan
Date: March 18, 2005                                   Chief Financial Officer


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